UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

Item 1.  Reports to Stockholders.

2

Annual Report

March 31, 2007

Shareholder letter

March 31, 2007

To Our Shareholders:

The underlying value of the Clough Global Opportunities Fund, defined as the change in net asset value adjusted for reinvested distributions over the period, rose 5.45% from inception on April 25, 2006 to March 31, 2007. During this period, the Fund distributed $0.90 per share. The market price of the shares closed March 31, 2007 at $17.44, selling at a 9.0% discount to the Fund’s net asset value of $19.17.

As of March 31, 2007 the Fund had approximately 66% of its assets in common stocks with the balance of assets primarily invested in yield oriented securities. Within our equity holdings, slightly more than half the Fund’s investments are in firms located outside of the United States. The Fund’s largest fixed income portfolio exposure was to high quality government and agency bonds issued in the U.S. and Australia. Our fixed income exposure included nearly 8% of assets which were temporarily invested in money market type securities. Outside the US, our equity investments continue to be concentrated in Asian markets, as well as in the global energy and financial sectors. These investments are described in greater detail below.

As noted in the prospectus, we use a highly focused thematic approach to managing the Fund. Our themes are global in scope and largely focused on shortages or non-U.S. markets where rapid gains in profitability are occurring. Our current investment themes are somewhat more diversified than they have been in the past and the following commentary lists them roughly in the order of their importance to the current portfolio. Our major themes at the moment are energy, growth in Asia and Brazil and growth in global finance and wealth management. In addition, the Fund has smaller thematic exposure to precious metals, health care and selectively, technology.

Energy stocks for the most part have stagnated for nearly a year but many, such as global service leaders like Schlumberger Corp., and the oil and gas producers, are acting well again. Emotionally laced arguments over the possibility global oil production is peaking continue to swirl in the media, but the world’s crude supply demand balance is once again visibly tightening. Demand has risen more than 1.1 million barrels per day over the past year despite warm winters in North America and Europe, and production estimates for many producers have continued to decline, reflecting delays and cost overruns in the efforts to develop new fields. Asian demand for oil and gas has not flinched and global inventories are being worked down. A recent Wall Street Journal article described the rapid production decline in Mexico’s Cantrell field, North America’s largest. Saudi Arabia operates twice as many rigs as it did two years ago yet struggles to increase production. These observations support our belief that companies with long lived oil and gas reserves in politically safe areas are cheap, and in fact, rare commodities. We have also buttressed our oil and gas holdings with investments in specialized uranium producers. Nuclear energy is reemerging and long term uranium supplies are also limited.

Several Wall Street analysts have noted that if the offshore drillers, which are holdings of the Fund, ever paid out their excess earnings in dividends, the stocks could rise significantly. This has already happened to the stocks of gas pipeline and shipping companies once they reorganized as dividend paying master trusts. The offshore rig stocks sell at 6–7 times 2008 earnings and offer visibility out to 2010–2011. Much of the remainder of the world’s energy infrastructure is well beyond its design life and will have to be replaced if needed supplies are to emerge, so we continue to seek strong, diversified companies in the sector.

Our Asian and Latin American themes are based on the fact that American consumers are being slowed by high debt loads but consumers in Asia and Latin America are underleveraged and beginning to catch on to the possibilities of leveraged consumption. In addition the infrastructure boom in most emerging nations appears to be just getting underway. For that reason we think a lengthy slowdown in the U.S. will have little impact on growth abroad. In both developed and emerging markets outside the U.S. we continue to find a good combination of value and growth. Our Asian property and consumer themes seem to be working. Property values in Asia have not inflated anywhere near the extent they have in North America or Europe and interest rates are low. Downtown vacancy rates in Seoul, Korea are 2% and interest rates are declining. Taiwan appears to be a particularly cheap market with a 4% yield in a strong currency and offers world class technology companies capable of benefiting from a Microsoft Vista based PC cycle. We are also investing in Indonesia and Malaysia, both of which should benefit from global commodities cycles and proximity to China.

Our investments in Brazilian banks have also come back to life after a long correction. Private banking is a growth industry as that economy develops its first credit card and mortgage cycles. We are searching for more investments in Brazil and have added Brazilian homebuilding stocks to the portfolio. Liquidity will continue to build in Brazil, which boasts not only a large, vibrant economy and a fast growing middle class, but declining interest rates.

In the financial sector, the global wealth management business generates double digit growth, and the companies sell at very modest P/E ratios. We see opportunity in high dividend paying stocks like Citigroup, UBS Corp. and Barclay’s PLC, all of which also have wealth management or broker dealer exposure. In the pure broker-dealer sector, we have recently added Merrill Lynch & Co. and Morgan Stanley in the portfolio.

The Fund has positions in precious and industrial metals stocks despite a likely U.S. economic slowdown. A highly indebted U.S. economy is entering what is likely to be a chronic period of lower spending. Debt limits the extent to which interest rates can rise, and we think will likely lead the Fed to reduce interest rates later in 2007. In the meantime, dollar buying by exporting nations to limit the rise of their currencies further inflates global liquidity. Those dollars are not only used to buy U.S. securities, but they serve as reserves for debt expansion in the exporting countries. Securities held by the U.S. Federal Reserve for non-U.S. accounts rose 37% over the past twelve months, a number some might take as a sign of excess liquidity. That supports our contention a U.S. slowdown is unlikely to have much effect elsewhere, particularly in emerging Asia where nations are evolving their own consumer economies and far more viable banking systems. Despite persistent predictions of economic slowing in China and the rest of Asia, growth has continued to power ahead.

The rapid rise in global credit is supporting demand for precious and industrial metals. The Fund’s holdings in the gold and silver trusts are complemented by exposure to the two rarest of all metals, platinum and palladium, via a holding in the leading producer. The recent Supreme Court ruling ordering the EPA to reconsider its refusal to regulate greenhouse gas emissions adds to political pressure to limit emissions for new cars and trucks. That is sure to increase demand for platinum and palladium. Few companies are exposed to these metals and their capitalizations are small, adding to their upside potential. The coming platinum based ETF likely will only intensify demand for this rare metal.

The Fund has technology and media exposure, largely in selective Internet stocks where we see value for the first time, and more selectively in the computer and semiconductor industries, such as Qualcomm, a major beneficiary of the wireless telephone migration to 3G and EBay, which has developed several side car businesses that augment its traditional Internet auction business.

As the sub-prime mortgage implosion continues to slow credit growth, borrowing and spending will likely slow and sooner or later the Fed will be reducing interest rates. Timing that event is difficult. However the economy will enter the coming decline with a substantially higher debt load and the next cycle, it appears, will be more difficult to catalyze. The Fed began cutting interest rates in January of 2001 but it was late 2003 before the cuts began to help the economy. It took a 1% Fed Funds rate to do that and we think rates could ultimately decline even further in this cycle.

We have continued to use short positions in consumer based financial and durables stocks and put spreads on market indexes like the S&P 500 and Russell 2000 to protect the Fund during periods of volatility like the present. These hedges helped sustain the Fund’s value during the sell-offs, but hold it back a bit when the market advances strongly. Nevertheless we think it is good insurance and allows us to hold large long positions in our major themes. A G7 slowdown would be a financial market bullish event in our view since growth in China, other Asian countries, and Brazil would be even more attractive as a destination for the world’s investment flows. It would also support metals demand.

Our investments in the Japanese economic revival have not been profitable for some time and recent weakness by the banking and brokerage stocks in that market could be a signal that good performance by that market is a ways off. We have thus reduced the Fund’s exposure to Japan. Our fundamental view has not changed and we continue to believe that market offers tremendous opportunity for industry consolidation and value, but that theme has been stagnant for the better part of a year, and that has been a drag on the Fund’s performance. Japan needs a catalyst to remerge as a leading market. Nevertheless it is a highly liquid market and the Fund is flexible enough to allow us to become more aggressive once it is apparent that the market will reflect the value we see there. In the meantime we can find many stocks in Asia that offer equal value and appear far more timely.

We thank you for investing in the Clough Global Opportunities Fund and invite you to visit www.cloughglobal.com for updates.  If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

March 31, 2007

To the Board of Trustees and Shareholders of
Clough Global Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Opportunities Fund (the “Fund”), including the statement of investments, as of March 31, 2007, and the related statement of operations and statement of changes in net assets for the period from April 25, 2006 (commencement of operations) to March 31, 2007, and the financial highlights for the period presented.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Opportunities Fund as of March 31, 2007, the results of its operations and changes in its net assets for the period from April 25, 2006 (commencement of operations) to March 31, 2007, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2007

PORTFOLIO ALLOCATION

March 31, 2007

Asset Type (As a percentage of total investments)

Common Stocks	65.95%
Government & Agency Obligations	12.25%
Short-Term Investments	7.62%
Corporate Bonds	6.91%
Options Purchased	2.51%
Asset / Mortgage - Backed Securities	2.24%
Exchange Traded Funds	2.39%
Preferred Stocks	0.13%

Global Breakdown (As a percentage of total investments)

US	63.31
Japan	10.70
South Korea	3.97
Brazil	3.15
Hong Kong	2.85
China	2.37
Switzerland	2.17
Australia	1.79
Canada	1.70
Great Britain	1.27
Bermuda	1.12
Malaysia	0.96
Taiwan	0.96
France	0.91
Thailand	0.79
Chile	0.71
Vietnam	0.45
Indonesia	0.39
Singapore	0.20
Columbia	0.14
Russia	0.04
Philippines	0.03
Panama	0.02

STATEMENT OF INVESTMENTS

March 31, 2007

	Shares	Value
COMMON STOCKS 97.82%
Consumer/Retail 5.50%
ASKUL Corp.	124,000	$2,351,833
Daimaru Inc.	644,400	8,350,295
eBay, Inc. (a)	296,300	9,822,345
The Gap, Inc.	124,200	2,137,482
Honeys Co. Ltd.	137,400	6,273,014
Hyundai Department Store Co. Ltd.	42,000	3,526,786
Isetan Co. Ltd.	129,000	2,249,618
Jardine Matheson Holdings Ltd.	154,000	3,249,400
Jardine Strategic Holdings Ltd.	126,000	1,612,800
Lotte Shopping Co. Ltd.	8,300	2,920,174
Point Inc.	28,440	1,807,668
Regal Hotels International Holdings Ltd.	18,257,600	1,612,305
Seven & I Holdings Co. Ltd.	133,300	4,060,990
Takashimaya Co. Ltd.	171,000	2,105,575
Yamada Denki Co. Ltd.	26,700	2,487,831
		54,568,116

Energy 22.12%
Alternative Energy Technologies 2.20%
Evergreen Solar, Inc. (a)	435,000	4,241,250
First Solar, Inc. (a)	20,000	1,040,200
JA Solar Holdings Co. Ltd. - ADR (a)	84,800	1,534,032
Sunpower Corp. (a)	176,485	8,030,067
Suntech Power Holdings Co. Ltd. - ADR (a)	200,700	6,946,227
		21,791,776

Coal 0.04%
CONSOL Energy Inc.	9,700	379,561
Evergreen Energy Inc. (a)	9,000	59,130
		438,691

Exploration &Production 7.91%
Anadarko Petroleum Corp.	164,200	7,057,316
Canadian Natural Resources Ltd.	50,000	2,759,500
Chesapeake Energy Corp.	317,200	9,795,136
Devon Energy Corp.	160,900	11,137,498
EOG Resources. Inc.	71,500	5,100,810
Hess Corp.	129,300	7,172,271
Parallel Petro Corp. (a)	274,547	6,300,854
PetroHawk Energy Corp. (a)	192,700	2,537,859
Range Resources Corp.	80,000	2,672,000
Southwestern Energy (a)	289,500	11,863,710
Suncor Energy Inc.	107,600	8,215,260
XTO Energy, Inc.	70,000	3,836,700
		78,448,914

Oil Services and Drillers 11.08%
Baker Hughes Inc.	65,800	4,351,354
Diamond Offshore Drilling Inc.	162,900	13,186,755

	Shares	Value
Oil Services and Drillers (continued)
ENSCO International Inc.	101,100	$5,499,840
FMC Technologies Inc. (a)	17,000	1,185,920
Global SantaFe Corp.	310,600	19,157,808
Halliburton Company	71,100	2,256,714
Noble Corp.	106,500	8,379,420
Petroplus Holdings AG (a)	5,000	355,923
Pride International, Inc. (a)	178,100	5,360,810
Rowan Companies Inc.	92,000	2,987,240
Schlumberger Ltd.	274,100	18,940,310
Transocean Inc. (a)	341,171	27,873,671
Willbros Group Inc. (a)	15,500	349,370
		109,885,135

Refiners 0.89%
Sunoco, Inc.	48,000	3,381,120
Valero Energy Corp.	84,000	5,417,160
		8,798,280
TOTAL ENERGY		219,362,796

Finance 33.81%
Banks 29.06%
Banco Bradesco - Spon ADR	423,800	17,138,472
Banco Itau Holding Financeira - Spon ADR	496,400	17,284,648
Banco Santander Chile - Spon ADR	208,400	10,392,908
BanColombia - Spon ADR	73,200	2,026,908
Bangkok Bank PLC	806,500	2,487,918
Bank Mandiri Persero Tbk PT	12,014,500	3,291,644
Bank of Yokohama Ltd.	947,000	7,063,926
Barclays PLC - Spon ADR	42,500	2,419,950
Barclays PLC	698,500	9,910,434
Brookline Bancorp, Inc.	448,000	5,676,160
Citigroup, Inc.	379,800	19,498,932
Daewoo Securities Co (a)	175,800	3,148,629
DBS Group Holdings Ltd.	203,000	2,863,395
Hana Financial Group, Inc.	331,600	17,165,094
Hokkoku Bank Ltd.	126,800	554,158
Indochina Capital Vietnam Holdings Ltd. (a)	700,000	6,664,000
Joyo Bank Ltd.	717,900	4,483,829
Kasikornbank PLC	984,800	1,828,392
Kookmin Bank - ADR	115,600	10,421,340
Korea Exchange Bank	351,300	5,675,765
Lion Diversified Holdings BHD	937,400	2,128,298
Malayan Banking BHD	995,400	3,685,067
Merrill Lynch & Co. Inc	26,400	2,156,088
Mitsubishi UFJ Financial Group Inc.	1,168	13,182,620
Mizuho Financial Group Inc.	2,035	13,107,306
NewAlliance Bancshares Inc.	101,600	1,646,936
NIS GROUP Co. Ltd.	22,748,000	13,512,899
People’s Bank	60,000	2,664,000
Public Bank BHD	1,530,000	3,916,269

	Shares	Value
Banks (continued)
SBI Holdings, Inc.	18,250	$6,922,734
Shizuoka Bank Ltd.	665,000	7,082,273
Siam Commercial Bank PLC	3,066,000	5,955,099
Sime Darby BHD	1,531,100	3,586,959
Star Asia Financial Ltd. (a)(b)	300,000	3,000,000
Sumitomo Mitsui Financial Group, Inc.	327	2,969,195
UBS AG - Registered	79,000	4,693,906
UBS AG	452,400	26,886,132
Unibanco - Uniao de Bancos Brasileiros - GDR	99,800	8,728,508
Woori Finance Holdings Co. Ltd.	378,700	9,157,552
Woori Investments (a)	154,100	3,234,986
		288,213,329

Non-Bank 4.75%
Apollo Investment Corp.	450,700	9,644,980
Ares Capital Corp.	350,400	6,366,768
Daiwa Securities Group Inc.	989,300	11,946,486
KK DaVinci Advisors (a)	1,452	1,552,546
Mitsubishi UFJ Securities Co. (a)	568,000	6,487,848
Monex Beans Holdings Inc.	6,180	5,716,395
SBI E*Trade Securities	4,265	5,428,971
		47,143,994
TOTAL FINANCE		335,357,323

Healthcare 5.04%
Amgen, Inc. (a)	43,400	2,425,192
BioSphere Medical Inc. (a)	59,500	437,920
Boston Scientific Corp. (a)	199,800	2,905,092
Bristol-Myers Squibb Co.	497,100	13,799,496
Genentech, Inc. (a)	63,000	5,173,560
Molecular Insight Pharmaceuticals, Inc. (a)	112,000	1,330,560
Pharmion Corp. (a)	57,600	1,514,304
Sepracor Inc. (a)	175,000	8,160,250
UnitedHealth Group, Inc.	268,700	14,233,039
		49,979,413

Industrial 4.32%
Altra Holdings, Inc. (a)	12,200	167,262
American Science & Engineering Inc. (a)	166,312	8,759,653
Empresa Brasileira de Aeronautica - Spon ADR	51,353	2,355,048
General Electric Co.	143,300	5,067,088
Grant Prideco Inc. (a)	137,900	6,872,936
Insituform Technologies - Class A (a)	145,900	3,033,261
Kokuyo Company Ltd.	276,000	3,651,426
Smurfit-Stone Container Corp. (a)	793,500	8,934,810
WCI Communities, Inc. (a)	186,900	3,988,446
		42,829,930

	Shares	Value
Insurance 3.19%
ACE Ltd.	30,000	$1,711,800
Allstate Corp.	113,500	6,816,810
Aspen Insurance Hldg.	4,400	115,324
Castlepoint Holdings Ltd.	124,800	2,040,480
Fidelity National Financial, Inc.	346,500	8,319,465
Montpelier Re Holdings Ltd.	728,900	12,639,126
		31,643,005

Media 0.91%
Nippon Television Network Corp.	54,600	9,002,698

Metals & Mining 2.74%
Anglo American PLC - ADR	101,000	2,668,420
Cameco Corp.	116,000	4,749,040
Coeur d’Alene Mines Corp. (a)	71,900	295,509
Denison Mines Corp. (a)	124,000	1,520,866
Energy Resources of Australia Ltd.	18,000	404,874
Freeport-McMoran Copper & Gold, Inc.	67,900	4,494,301
Goldcorp, Inc.	89,700	2,154,594
Newmont Mining Corp.	91,400	3,837,886
Paladin Resources Ltd. (a)	52,000	409,373
SXR Uranium One, Inc. (a)	340,200	4,691,194
UrAsia Energy Ltd. (a)	157,600	959,661
USEC, Inc. (a)	60,500	983,125
		27,168,843

Real Estate 5.52%
Aeon Mall Co. Ltd.	112,000	3,288,527
Beijing Capital Land Ltd. (c)	882,000	371,380
Cheung Kong Holdings Ltd.	122,900	1,555,617
Ciputra Development Tbk PT (a)	8,613,300	868,409
Creed Corp.	431	1,397,166
Diamond City Co. Ltd.	145,600	3,305,159
Great Eagle Holdings Ltd.	1,066,000	3,615,409
Henderson Land Development Co. Ltd.	1,328,000	7,758,776
Hongkong Land Holdings Ltd.	210,700	981,862
Hopewell Holdings	464,000	1,805,286
Hysan Development Co. Ltd.	1,646,500	4,477,907
Hyundai Development Co.	58,100	3,205,134
Italian-Thai Development PLC (a)	9,882,000	1,383,085
Kenedix, Inc.	331	1,690,954
Mitsui Fudosan Co. Ltd.	84,000	2,466,395
Sistema-Hals - GDR (a)(c)	49,000	599,270
Sun Hung Kai Properties Ltd.	797,000	9,221,066
Urban Corp.	128,800	1,891,996
Wharf Holdings Ltd.	1,103,000	4,093,812
YNH Property Bhd	1,236,500	808,240
		54,785,450

	Shares	Value
Real Estate Investment Trusts (REITS) 1.19%
Annaly Capital Management Inc.	139,200	$2,154,816
Gafisa - Spon ADR (a)	29,400	749,700
Meruelo Maddux Properties, Inc. (a)	343,000	3,001,250
RAIT Financial Trust	209,200	5,845,048
Regal Real Estate Investment Trust (a)	182,576	78,980
		11,829,794

Technology & Communications 9.06%
Avnet Inc. (a)	268,800	9,714,432
China Unicom Ltd.	2,186,000	3,150,235
Citic 1616 Holdings Ltd. (a)(b)(c)	1,188,200	392,341
Corning, Inc. (a)	381,800	8,682,132
Google, Inc. (a)	18,700	8,567,592
International Rectifier Corp. (a)	131,200	5,013,152
Lenovo Group Ltd.	15,380,000	5,629,590
Nan Ya Printed Circuit Board Corp.	430,000	2,845,703
NII Holdings, Inc. (a)	15,900	1,179,462
Powerchip Semiconductor Corp. - GDR (c)	752,600	4,503,032
Qualcomm Inc.	181,900	7,759,854
Sprint Nextel Corp.	250,800	4,755,168
Symantec Corp. (a)	111,100	1,922,030
Time Warner, Inc.	626,000	12,344,720
Trident Microsystems, Inc. (a)	45,800	918,748
Yahoo! Inc (a)	400,200	12,522,258
		89,900,449

Transportation 0.58%
Republic Airways Holdings, Inc. (a)	250,400	5,749,184

Utilities 3.84%
British Energy Group PLC (a)	75,000	719,125
China Coal Energy Co. (a)(c)	488,000	521,508
China Power International Development Ltd.	2,750,000	1,333,909
CMS Energy Corp.	140,300	2,497,340
Constellation Energy Group, Inc.	30,000	2,608,500
Datang International Power Generation Co. Ltd.	4,914,700	4,654,608
DPL, Inc.	100,000	3,109,000
DTE Energy Co.	52,400	2,509,960
EganaGoldpfeil Holdings Ltd.	2,516,000	1,771,037
Exelon Corp.	16,700	1,147,457
Huadian Power International Co.	6,624,900	2,374,060
ITC Holdings Corp.	18,400	796,536
PT Astra International Tbk	1,094,700	1,583,566
PNOC Energy Development Corp. (a)(c)	2,854,500	360,880
Sinopec Shanghai Petrochemical Co. Ltd.	6,400,000	3,333,717
Sinotrans Ltd.	8,112,000	3,249,576
Williams Cos. Inc.	146,300	4,163,698
Zhejiang Southeast	1,699,100	1,362,678
		38,097,155

TOTAL COMMON STOCKS (Cost $949,390,580)		970,274,156

	Shares	Value
EXCHANGE TRADED FUNDS 3.53%
iShares
Lehman 20+ Year Treasury Bond Fund	400	$35,340
MSCI Taiwan	484,473	6,739,019
S&P/TOPIX 150 Index Fund	8,000	1,021,360
Silver Trust (a)	30,700	4,098,450
		11,894,169

UltraShort QQQ Pro Shares	278,300	14,969,757
streetTRACKS Gold Shares (a)	125,000	8,220,000

TOTAL EXCHANGE TRADED FUNDS (Cost $35,414,720)		35,083,926

PREFERRED STOCKS 0.19%
Freeport-McMoRan Copper & Gold, Inc., 6.750% (c)	17,700	1,892,307

TOTAL PREFERRED STOCKS (Cost $1,770,000)		1,892,307

	Coupon	Principal
Due Date	Rate	Amount	Value
CORPORATE BONDS 10.25%
Calyon Range Bond
01/29/2022 (c)^	9.300%	$13,500,000	13,422,375
Citigroup, Inc.
08/25/2036	6.125%	6,000,000	6,115,092
Consolidated Edison Co. of New York, Inc. *
06/15/2036	6.200%	8,000,000	8,336,008
Merrill Lynch & Co. Inc
01/29/2022 (c)^	7.000%	19,500,000	19,329,375
04/05/2022 (b)(c)^	9.580%	15,000,000	14,700,000
Rabobank Nederland
02/22/2022 (c)^	8.200%	25,000,000	25,006,250
04/17/2022 (b)(c)^	7.050%	15,000,000	14,722,500

TOTAL CORPORATE BONDS (Cost $101,480,448)			101,631,600

ASSET/MORTGAGE BACKED SECURITIES 3.33%
Federal National Mortgage Association (FNMA)
Series 2003-130, Class HZ, 01/25/2034	6.000%	7,784,595	7,885,148
Federal Home Loan Mortgage Corporation (FHLMC)
Series 2006-3211, Class LZ, 09/15/2036	6.000%	8,243,020	8,217,112
Series 2005-3004, Class ZU, 07/15/2035	5.750%	6,128,273	5,964,759
Series 2006-3123, Class AZ, 03/15/2036	6.000%	2,282,607	2,278,453
Series 2006-3242, Class SX, 11/15/2036	5.893%	4,059,202	4,054,774
Federal Home Loan Mortgage Corporation (FHLMC) Gold
Series 2006, 04/01/2036	6.000%	4,574,994	4,613,282

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $32,166,522)			33,013,528

	Coupon	Principal
Due Date	Rate	Amount		Value
GOVERNMENT &AGENCY OBLIGATIONS 18.17%
Non - U.S. Government Obligations 2.58%
Queensland Treasury Corp.
06/14/2011	6.000%	32,000,000	AUD	$25,599,586
TOTAL NON-U.S. GOVERNMENT OBLIGATIONS (Cost $25,623,820)				25,599,586

U.S. Government Obligations 15.59%
Federal Home Loan Bank (FHLB)
11/21/2017 ^	7.500%	25,000,000		25,031,250
12/27/2021 ^	7.500%	5,250,000		5,223,750
01/18/2022 ^	7.950%	20,000,000		20,025,000
04/18/2022 (b)	7.000%	5,000,000		4,875,000
04/18/2022 (b)	7.050%	3,000,000		2,931,000
Federal Home Loan Mortgage Corporation (FHLMC)
08/10/2016	8.550%	20,000,000		20,055,000
Federal National Mortgage Association (FNMA)
09/26/2036	6.550%	5,000,000		4,997,510
U.S. Treasury Bond
02/15/2023 *	7.125%	18,000,000		22,352,346
08/15/2023 *	6.250%	20,000,000		22,967,200
02/15/2025 *	7.625%	17,000,000		22,410,794
02/15/2036 *	4.500%	4,000,000		3,772,504

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $155,293,134)				154,641,354

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $180,916,954)				180,240,940

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 3.72%
Purchased Call Options 2.63%
Anadarko Petroleum Corp.	January, 2008	$50	1,157	$254,540
Caterpillar, Inc.	January, 2009	60	1,000	1,425,000
Chevron Corp.	January, 2008	65	3,000	3,510,000
Citigroup, Inc.	January, 2009	50	1,500	945,000
ConocoPhillips	January, 2008	65	2,000	1,740,000
ConocoPhillips	January, 2008	70	5,500	3,300,000
Hess Corp.	January, 2008	50	1,000	990,000
Hess Corp.	January, 2008	47	5,500	6,765,000
Industrial Select Sector SPDR Fund	January, 2009	30	1,000	650,000
iShares Lehman 20+ Year
Treasury Bond Fund	January, 2008	88	10,000	2,675,000
Schlumberger Ltd.	January, 2008	68	1,500	1,365,000
Schlumberger Ltd.	January, 2009	70	2,000	2,490,000

TOTAL PURCHASED CALL OPTIONS (Cost $28,341,199)				26,109,540

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Purchased Put Options 1.09%
iShares Russell 2000 Index Fund	May, 2007	$78	6,000	$1,005,000
iShares Russell 2000 Index Fund	May, 2007	77	20,000	2,810,000
iShares Russell 2000 Index Fund	April, 2007	76	5,000	250,000
iShares Russell 2000 Index Fund	August, 2007	77	5,000	1,367,500
Oil Service HOLDRs Trust	April, 2007	140	1,000	140,000
S&P 500 Index Option	September, 2007	1,400	585	2,149,875
S&P 500 Index Option	December, 2007	1,425	585	3,077,100

TOTAL PURCHASED PUT OPTIONS (Cost $16,486,190)				10,799,475

TOTAL PURCHASED OPTIONS (Cost $44,827,389)				36,909,015

	Principal Amount	Value
SHORT TERM INVESTMENTS 11.30%
JP Morgan Prime	$74,129,326	74,129,326
Merrill Lynch Premier Institutional	38,000,000	38,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $112,129,326)		112,129,326

Total Investments - 148.31% (Cost $1,458,095,939)		1,471,174,798

Liabilities in Excess of Other Assets - (2.90)%		(28,776,594)

Liquidation Preference of Auction Market Preferred Shares, Series F7, M7, W7, T28 and TH28 (including dividends payable on preferred shares) - (45.41)%		(450,449,971)

NET ASSETS - 100.00%		$991,948,233

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Covered Call Options Written
Caterpillar, Inc.	January, 2009	$80	1,000	$(560,000)
Hess Corp.	January, 2008	60	3,500	(1,610,000)
iShares Lehman 20+ Year
Treasury Bond Fund	January, 2008	93	10,000	(1,025,000)
Schlumberger Ltd.	January, 2009	90	2,000	(1,060,000)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $3,847,994)				(4,255,000)

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Put Options Written
iShares Russell 2000 Index Fund	May, 2007	72	26,000	$(1,469,000)
iShares Russell 2000 Index Fund	August, 2007	72	5,000	(782,500)
S&P 500 Option	September, 2007	1,300	585	(988,650)
S&P 500 Option	December, 2007	1,300	585	(1,392,300)

TOTAL PUT OPTIONS WRITTEN (Premiums received $6,653,213)				(4,632,450)

TOTAL OPTIONS WRITTEN (Premiums received $10,501,207)				$(8,887,450)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
American Eagle Outfitters	(237,900)	$(7,134,621)
BJ Services Company	(66,600)	(1,858,140)
Carmax Inc. (a)	(130,400)	(3,200,016)
Comerica Inc.	(17,800)	(1,052,336)
Countrywide Financial	(141,500)	(4,760,060)
Cummins Inc.	(19,100)	(2,764,152)
Dell Inc. (a)	(41,400)	(960,894)
Downey Financial Corp.	(11,300)	(729,302)
Greenhill & Co. Inc	(25,700)	(1,577,723)
Harley-Davidson Inc.	(59,500)	(3,495,625)
Healthways, Inc. (a)	(10,000)	(467,500)
Holly Corp.	(24,000)	(1,423,200)
ICICI Bank Ltd.-Spon ADR	(189,100)	(6,949,425)
Infosys Technologies Ltd. - Spon ADR	(15,700)	(788,925)
iShares FTSE/Xinhua China 25 Index Fund	(119,774)	(12,252,880)
iShares MSCI Brazil	(267,800)	(13,148,980)
iShares Russell 2000 Index Fund	(102,200)	(8,119,790)
iShares MSCI Emerging Markets	(111,200)	(12,931,448)
Paccar, Inc.	(70,500)	(5,174,700)
Patterson-UTI Energy Inc.	(14,281)	(320,466)
Polaris Industries Inc.	(20,000)	(959,600)
Powershares QQQ Nasdaq 100	(40,000)	(1,741,200)
Sina Corp./China (a)	(66,200)	(2,224,982)
Teekay Shipping Corp.	(20,000)	(1,082,200)
Thor Industries Inc.	(27,600)	(1,087,164)
Tidewater Inc.	(49,900)	(2,923,142)
Toro Co.	(38,000)	(1,947,120)
Unit Corp. (a)	(53,300)	(2,696,447)

TOTAL SECURITIES SOLD SHORT (Proceeds $101,949,672)		$(103,772,038)

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

AUD	Australian Dollar

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

(a)	Non Income Producing Security
(b)	Fair valued security under procedures established by the Fund’s Board of Directors. As of March 31, 2007. these securities had total value of $40,620,841 or 4.10% of total net assets.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2007, these securities had total value of $95,821,218 or 9.66% of total net assets.

^	Floating or variable rate security - rate disclosed as of March 31, 2007. Maturity date represents the next reset date.
*	Security, or portion of security, is being held as collateral for written options and/or short sales.

STATEMENT OF ASSETS & LIABILITIES

March 31, 2007

Assets:
Investments, at value (Cost - see below)	$1,471,174,798
Cash	4,911,958
Foreign currency, at value (Cost $4,754,113)	4,661,188
Deposit with broker for securities sold short and written options	72,174,240
Dividends receivable	2,285,301
Interest receivable	3,623,950
Receivable for investments sold	60,714,218
Other assets	215,772
Total assets	1,619,761,425

Liabilities:
Securities sold short (Proceeds $101,949,672)	103,772,038
Options written at value (Premiums received $10,501,207)	8,887,450
Payable for investments purchased	62,836,710
Dividends payable on securities sold short	36,795
Accrued investment advisory fee	1,297,975
Accrued administration fee	415,352
Accrued trustees fee	7,951
Accrued offering costs	95,604
Other payables	13,346
Total Liabilities	177,363,221

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, W7, F7, T28, & TH28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,600 shares issued and outstanding for each series)	450,449,971
Net Assets	$991,948,233
Cost of Investments	$1,458,095,939

Composition of Net Assets:
Paid in capital	980,994,842
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(1,815,256)
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	12,768,647
Net Assets	$991,948,233

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$19.17

See Notes to Financial Statements

Statement of operatIonS

For the Period April 25, 2006 (inception) to March 31, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $367,783)	$11,053,246
Interest on investment securities	21,431,185
Interest on margin account	2,129,926
Total Income	34,614,357

Expenses:
Investment advisory fee	12,389,835
Administration fee	3,964,747
Trustees fee	142,315
Dividend expense - short sales	647,432
Interest on loan	1,350,066
Broker/dealer fees	424,626
Miscellaneous	32,870
Total Expenses	18,951,891

Net Investment Income	15,662,466

Net realized gain (loss) on:
Investment securities	37,821,436
Securities sold short	(4,541,996)
Written options	5,938,520
Foreign currency transactions	(136,175)
Change in unrealized appreciation / depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	12,768,647
Net gain on investments, options, securities sold short and foreign currency transactions	51,850,432
Net Increase in Net Assets from Operations	67,512,898
Distributions to Preferred Shareholders
From net investment income	(9,914,823)
From net realized gains	(196,000)
Net Increase in Net Assets Attributable to Common Shares from Operations	$57,402,075

See Notes to Financial Statements

Statement of changeS In net aSSetS

For the Period April 25, 2006 (inception) to March 31, 2007

Common Shareholder Operations:
Net investment income	$15,662,466
Net realized gain (loss) from:
Investment securities	37,821,436
Securities sold short	(4,541,996)
Written options	5,938,520
Foreign currency transactions	(136,175)
Net change in unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	12,768,647
Distributions to Preferred Shareholders:
From net investment income	(9,914,823)
From net realized gains	(196,000)
Net increase in net assets attributable to common shares from operations	57,402,075

Distributions to common shareholders:
From net investment income	(46,448,684)
Net decrease in net assets from distributions	(46,448,684)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	857,700,000
Proceeds from the underwriters’ over-allotment option exercised, net of offering costs	121,031,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	7,063,842
Cost from Issuance of preferred shares	(4,900,000)
Net increase from share transactions	980,894,842

Net Increase in Net Assets Attributable to Common Shares	$991,848,233

Net Assets:
Beginning of period	100,000
End or period	$991,948,233

See Notes to Financial Statements

fInancIal hIghlIghtS

For the Period April 25, 2006 (inception) to March 31, 2007

Per Common Share Operating Performance
Net asset value - beginning of period	$19.10
Income from investment operations:
Net investment income	0.90
Net realized and unrealized gain on investments	0.40
Distributions to preferred shareholders from:
From net investment income	(0.20)
Total from investment operations	1.10
Distributions to common shareholders from:
From net investment income	(0.90)
From net realized gain	—
Total distributions to common shareholders	(0.90)
Capital Share Transactions:
Common share offering costs charged to paid in capital	(0.04)
Preferred offering costs and sales load charged to paid in capital	(0.09)
Total capital share transactions	(0.13)
Net asset value - end of period	$19.17
Market price - end of period	$17.44
Total Investment Return - Net Asset Value (1):	5.45%
Total Investment Return - Market Price (1):	(8.38)%
Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$991,948
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	2.12	%(2)
Net expenses excluding dividends on short sales (3)	2.05	%(2)
Net investment income (3)	1.75	%(2)
Preferred share dividends	1.13	%(2)
Portfolio turnover rate	246%
Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$450,450
Total shares outstanding (000)	18
Asset coverage per share (4)	$80,133
Liquidation preference per share	$25,000
Average market value per share (5)	$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding
(5)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of March 31, 2007 was as follows:

Written Call Options	Contracts	Premiums

Outstanding at inception, April 25, 2006	—	—
Positions opened	43,457	$14,018,569
Exercised	(800)	(272,392)
Expired	(5,000)	(144,995)
Closed	(24,157)	(9,753,188)
Split	3,000	—
Outstanding, March 31, 2007	16,500	$3,847,994
Market Value, March 31, 2007		$(4,255,000)

Written Put Options	Contracts	Premiums

Outstanding at inception, April 25, 2006	—	—
Positions opened	43,670	$7,885,907
Expired	(6,200)	(571,338)
Closed	(5,300)	(661,356)
Split	—	—
Outstanding, March 31, 2007	32,170	$6,653,213
Market Value, March 31, 2007		$(4,632,450)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2.  TAXES

Classification of Distributions:  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period April 25, 2006 (inception) to March 31, 2007, was as follows:

Distributions paid from:

Ordinary Income	$56,363,507
Long-Term Capital Gain	196,000
Total	$56,559,507

Components of Earnings:  Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2007, certain differences were reclassified. The Fund decreased accumulated net investment loss by $40,897,041 and accumulated net realized gain by $40,897,041.   These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$6,008,807
Accumulated net realized gain	1,040,572
Unrealized appreciation	3,639,007
Other cumulative effect of timing differences	265,005
Total	$10,953,391

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2007 were as follows:

Gross appreciation (excess of value over tax cost)	$37,268,718
Gross depreciation (excess of tax cost over value)	(33,319,499)
Net unrealized appreciation	$3,949,219
Cost of investments for income tax purpose	$1,467,225,579

3.  CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on March 31, 2007, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares. The Fund issued 45,000,000 common shares in its initial public offering on April 25, 2006. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 4,000,000 common shares were issued on May 18, 2006, as well as another 2,350,000 common shares were issued on June 12, 2006. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $2,054,000 (representing $0.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares.  ALPS and Clough Capital Partners agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $0.0067 per common share) that exceed $0.04 per common share.

Transactions in common shares for the period ended March 31, 2007, were as follows:

Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	45,000,000
Common shares issued from underwriters’ over-allotment option exercised	6,350,000
Common shares issued as reinvestment of dividends	381,623
Common shares outstanding - end of period	51,736,859

Preferred Shares: On July 12, 2006, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has five series of Auction Market Preferred Shares (“AMPS”), M7, W7, F7, T28 and Th28. On October 27, 2006, the Fund issued 3,600 shares of each Series, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of March 31, 2007, the annualized dividend rates for the M7, F7, T28 and Th28 were 5.30% and 5.31% for the W7 Series. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates.

The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period April 25, 2006 (Inception) to March 31, 2007 aggregated $3,834,189,788 and

$2,567,897,370, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period April 25, 2006 (Inception) to March 31, 2007 aggregated $456,241,986 and $304,889,642, respectively.

5.  INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.  LINE OF CREDIT

On August 15, 2006, a Security Agreement between the Fund and The Bank of New York (“BONY”) was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $300,000,000. The borrowings under the BONY line of credit are secured by pledging the Fund’s portfolio securities as collateral. During the period ended March 31, 2007, the average borrowing was $22,073,531 with an average rate on borrowings of 6.52%. The Security Agreement was terminated on October 30, 2006.

7.  OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2007 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an

“ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases  during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2007 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2007.

Dividends Received Deduction	9.34%
Qualified Dividend Income	9.99%

TRUSTEES & OFFICERS

March 31, 2007 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

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Edmund J. Burke Age - 46 1290 Broadway, Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, President and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Funds.	3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Jeremy O. May Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr.May is Managing Director of ALPS. Mr.May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr.May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr.May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Variable Insurance Trust, Liberty All-Star Funds and Financial Investors Trust.

N/A

Kimberly R. Storms Age - 34 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since Inception

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Reaves Utility Income Fund, Liberty All Star Funds, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Erin Douglas* Age - 30 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Equity Fund and Clough Global Allocation Fund.

N/A

Michael T. Akins* Age - 30 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-president and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust and Reaves Utility Income Fund.

N/A

*      Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Andrew C. Boynton Age - 51 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

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Robert Butler Age - 66 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

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			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Adam Crescenzi Age - 64 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Allocation Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategie committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 63 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Richard C. Rantzow Age - 68 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/Since July 12, 2006	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rantzow is also a Trustee of Liberty All-Star Funds.	3

Jerry G. Rutledge Age - 62 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund.	3

CLOUGH GLOBAL OPPORTUNITIES FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.    Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)    Not Applicable.

(c)    During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)    Not Applicable.

(f)    The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.    Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.    Principal Accounting Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period from April 26, 2006 (Fund’s Inception) through March 31, 2007, was $31,000.

(b)                                 Audit-Related Fees:  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were no fees for the period from April 26, 2006 (Fund’s Inception) through March 31, 2007.

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(c)                                 Tax Fees:  For the period from April 26, 2006 (Fund’s Inception) through March 31, 2007, aggregate fees of $3,275.  The Tax Fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal tax fees were for services for dividend calculation, excise tax preparation, and tax return preparation.

(d)                                All Other Fees:  The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for the period from April 26, 2006 (Fund’s Inception) through March 31, 2007 was $33,500.  These services included comfort work related to the over-allotment exercise of common stock as well as agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)                   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant was $0 for the period April 26, 2006 (Fund’s Inception) through March 31, 2007.

(h)                                Not applicable.

Item 5.    Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

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Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8:    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2007

Name	Title	Length of Service	Business Experience: 5 Years
Charles I Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2006	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts and investment companies for over seven years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2006	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts and investment companies for over seven years.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2006

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of

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Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.

(a)(2)

As of March 31, 2007, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

Eric A. Brock	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

James E. Canty	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

(1) Advisory fee based in part on performance of accounts.

(2) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

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Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2007.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2007.

Portfolio Manager	Dollar Range of Global Opportunities Securities Held in Registrant (1)
Charles I. Clough, Jr.	$100,001 – $500,000
Eric A. Brock	$100,001 – $500,000
James E. Canty	$50,001 – $100,000

(1)          This information is as of March 31, 2007.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

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Item 10.  Submission of Matters to Vote of Security Holders

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex-99.Codeeth.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 8, 2007

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 8, 2007

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